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CUSIP NO. 894081 10 8                                         Page  19  of  87
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                                   EXHIBIT I



    Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                    HYPERION PARTNERS II L.P.
                                    By:  Hyperion Ventures II L.P.,
                                         its general partner
                                         By:  Hyperion Funding II Corp.,
                                              its general partner

                                              By:/s/Scott A. Shay
                                                 -----------------------
                                                 Name:   Scott A. Shay
                                                 Title:  Executive Vice
                                                         President

                                    HYPERION VENTURES II L.P.
                                    By:  Hyperion Funding II Corp.,
                                         its general partner


                                         By: /s/Scott A. Shay
                                            ---------------------------
                                         Name:  Scott A. Shay
                                         Title: Executive Vice
                                                President


                                    HYPERION FUNDING II CORP.


                                    By: /s/Scott A. Shay
                                       --------------------------
                                       Name:  Scott A. Shay
                                       Title: Executive Vice
                                              President

                                    /s/Lewis S. Ranieri
                                    ------------------------------
                                    Lewis S. Ranieri, individually


                                    /s/Scott A. Shay
                                    ------------------------------
                                    Scott A. Shay, individually